UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      April 28, 2003

Lithia Motors, Inc.
 (Exact Name of Registrant as specified in its charter)
Oregon (State or other jurisdiction of incorporation)	0-21789 (Commission File Number)	93 - 0572810 (IRS Employer Identification No.)

360 E. Jackson Street, Medford, Oregon Address of Principal Executive Office	97501 Zip Code

Registrant's telephone number including area code 541-776-6868

(Former name or former address, if changed since last report)      Not applicable

Item 5. Other Events

    On or about April 28, 2003, the Company is mailing proxy materials to shareholders for the annual meeting to be held on May 15, 2003. Among other matters shareholders are being asked to vote on the amendment and restatement of the 2001 Stock Option Plan in the form of the 2003 Stock Incentive Plan and the adoption of the Executive Bonus Plan only summaries of which are included in the Company's proxy statement being mailed to shareholders. Complete copies of the 2003 Stock Incentive Plan and the Executive Bonus Plan are attached as exhibits so that they may be accessed through the SEC's website.

Item 7. Financial Statements and Exhibits
(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

The following Exhibits are filed as part of this Report.

99.1 2003 Stock Incentive Plan
99.2 Executive Bonus Plan

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LITHIA MOTORS, INC.
(Registrant)
Date: April 28, 2003	By:	/s/ Kenneth E. Roberts
Kenneth E. Roberts Assistant Secretary

EXHIBIT 99.1

LITHIA MOTORS, INC.
STOCK INCENTIVE PLAN

ARTICLE I
PURPOSE OF THE PLAN

    The purpose of this Stock Incentive Plan (the "Plan") is to advance the interests of Lithia Motors, Inc., (the "Company") and its shareholders by enabling the Company to attract and retain the services of people with training, experience and ability and to provide additional incentive to employees and non-employee directors of the Company and others who provide services to the Company by giving them an additional opportunity to participate in the ownership of the Company. This Plan is an amendment and restatement of the Company's 2001 Stock Option Plan.

ARTICLE II
DEFINITIONS

    As used herein, the following definitions will apply:

    "Available Shares" means the number of shares of Common Stock available at any time for issuance pursuant to Incentive Stock Options, Nonqualified Stock Options or Restricted Stock Grants under this Plan as provided in Article III.
    "Award" means any grant of an Incentive Stock Option, grant of a Nonqualified Stock Option or the making of a Restricted Stock Grant under this Plan.
    "Board of Directors" means the Board of Directors of the Company.
    "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.
    "Committee" means any committee appointed by the Board of Directors in accordance with Article V of this Plan, or, if no such committee has been appointed, shall mean the Board of Directors. Initially, the Company's Compensation Committee shall serve as the Committee.
    "Common Stock" means the Class A Common Stock of the Company.
    "Company" means Lithia Motors, Inc., an Oregon business corporation, and, unless the context otherwise requires, any majority owned subsidiary of the Company and any successor or assignee of the Company by merger, consolidation, acquisition of all or substantially all of the assets of the Company or otherwise.
    "Disabled" means a mental or physical impairment which has lasted or which is expected to last for a continuous period of 12 months or more and which renders an Optionee unable, in the Committee's sole discretion, of performing the duties which were assigned to the Optionee during the 12 month period prior to such determination. The Committee's determination of the existence of an individual's disability will be effective when communicated in writing to the Optionee and will be conclusive on all of the parties.
    "Effective Date" means the date on which this Plan is approved by the Board of Directors.
    "Employee" means any person employed by the Company.

    "Exercise Price" means the price per share at which a shares of Common Stock may be purchased upon exercise of an Incentive Stock Option or Nonqualified Stock Option.
    "Fair Market Value" with respect to shares of Common Stock for any date means:
    If the Common Stock is traded on a national securities exchange or on either the National Market System or SmallCap Market of NASDAQ, the Fair Market Value of a share of Common Stock will be the average between the lowest and highest reported sales price of the Common Stock for such date, or if no transactions occurred on such date, on the last date on which trades occurred;
    If the Common Stock is not traded on a national securities exchange or on NASDAQ but bid and asked prices are regularly quoted on the NASDAQ OTC Bulletin Board Service, by the National Quotation Bureau or any other comparable service of NASDAQ, the Fair Market Value of a share of Common Stock will be the average between the highest bid and lowest closing asked prices as reported by such service for closing such date or, if such date was not a business day, on the preceding business day; or
    If there is no public trading of the Common Stock within the terms of subparagraphs 1 or 2, the Fair Market Value of a share of Common Stock will be as determined by the Committee in its sole discretion.
    "Grantee " means any individual who receives a Restricted Stock Grant under this Plan.
    "Incentive Stock Option" means an option to purchase shares of Common Stock that the Committee indicates is intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code and is granted under Article VI of this Plan.
    "Nonqualified Stock Option" means an option to purchase shares of Common Stock that the Committee either indicates is intended to be a nonqualified stock option or indicates is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code and is granted under Article VII of this Plan.
    "Optionee" means any individual who is granted either an Incentive Stock Option or a Nonqualified Stock Option under this Plan.
    "Reserved Shares" means the number of shares of Common Stock reserved for issuance pursuant to Awards under this Plan as provided in Section 3.1 of Article III.
    "Restricted Stock Grant" means a grant of shares of Common Stock under this Plan, regardless of whether the Grantee receives the shares covered by such grant solely for services or for a combination of services and cash payment to the Company, pursuant to a written restricted stock agreement.
    "Securities Act" means the Securities Act of 1933, as amended.
    "Significant Shareholder" means any person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company. For purposes of this definition a person shall be considered as owning all stock owned, directly or indirectly by or for such person's brothers and sisters, spouse, ancestors and lineal descendants. In addition, stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries to the extent required by Section 422 of the Internal Revenue Code.

ARTICLE III
STOCK SUBJECT TO THE PLAN

    3.1 Aggregate Number of Reserved Shares. Subject to adjustment in accordance with Section 10.1, the total number of shares of Common Stock reserved for issuance pursuant to all Awards under this Plan is 1,200,000 shares.

    3.2 Number of Available Shares. At any point in time, the number of Available Shares shall be the number of Reserved Shares at such time minus:

    the number of shares of Common Stock covered by Restricted Stock Grants on or prior to such date except to the extent that such shares have been repurchased by the Company prior to such time pursuant to the terms of a Restricted Stock Agreement;
    the number of shares of Common Stock issued upon the exercise of Incentive Stock Options and Nonqualified Stock Options prior to such time; and
    the number of shares covered by Incentive Stock Options and Nonqualified Stock Options that have been granted and that have not yet expired, been terminated or been cancelled to the extent that such options have not been exercised at such time.

As a result of the foregoing, if an Incentive Stock Option or Nonqualified Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of Common Stock covered by such option that were not purchased through the exercise of such option will be added back to the Available Shares. However, shares of Common Stock used by an Optionee to satisfy withholding obligations upon the exercise of a Nonqualified Stock Option shall nonetheless, for purposes of this Plan, be considered as having been issued upon the exercise of such option.

    3.3 Reservation of Shares. Available Shares shall consist of authorized but unissued shares of Common Stock of the Company. The Company will, at all times, reserve for issuance shares of Common Stock equal to the sum of (i) the number of shares covered by Incentive Stock Options and Nonqualified Stock Options that have been granted and which have not yet expired, been terminated or been cancelled to the extent that such options have not been exercised at such time and (ii) the number of Available Shares.

    3.4 Annual Limit on Number of Shares to Any One Person. No person will be eligible to receive Awards under this Plan which, in aggregate, exceed 75,000 shares in any calendar year except in connection with the hiring or commencement of services from such person in which case such limit shall be 100,000 shares during such calendar year.

ARTICLE IV
COMMENCEMENT AND DURATION OF THE PLAN

    4.1 Effective Date of the Plan. This Plan will be effective as of the Effective Date, subject to the provisions of Section 4.2.

    4.2 Shareholder Approval of the Plan. This Plan will be submitted for the approval of the shareholders of the Company within twelve (12) months of the Effective Date. This Plan will be deemed approved by the shareholders if approved by a majority of the votes cast at a duly held meeting of the Company's shareholders at which a quorum is present in person or by proxy. No Awards may be made under this Plan prior to such shareholder approval provided that such Awards are conditioned upon such approval and state by their terms that they will be null and void if such shareholder approval is not obtained.

    4.3 Termination of the Plan. This Plan will terminate ten years from the Effective Date. In addition, the Board of Directors will have the right to suspend or terminate this Plan at any time. Any termination of this Plan will not affect the exercisability of any Incentive Stock Options or Nonqualified Stock Options granted under this Plan prior to such termination. Termination of the Plan will not terminate or otherwise affect any Incentive Stock Option Agreement (as defined in Section 6.1), Nonqualified Stock Option Agreement (as defined in Section 7.1) or Restricted Stock Agreement (as defined in Section 9.1).

ARTICLE V
ADMINISTRATION OF THE PLAN

    Subject to the provisions of this Plan and any additional terms or conditions which may, from time to time, be imposed by the Board of Directors, the Committee will administer this Plan and will have the authority, in its sole discretion, to grant Incentive Stock Options and Nonqualified Stock Options, and to make Restricted Stock Grants in accordance with Articles VI, VII and IX, respectively. The Committee may, from time to time, adopt rules and regulations relating to the administration of this Plan and may, but is not required to, seek the advice of legal, tax, accounting and compensation advisors. Decisions of the Committee with respect to the administration of this Plan, the interpretation or construction of this Plan or the interpretation or construction of any written agreement evidencing an Award will be final and conclusive, subject only to review by the full Board of Directors. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement evidencing an Award in the manner and to the extent it deems appropriate.

    The Board of Directors shall appoint the members of the Committee, which shall consist of at least two directors from the Board of Directors. For purposes of this paragraph, directors who are not "outside directors" as such term is defined in Treasury Regulation Section 1.162-27(e)(3) and directors who are not "non-employee directors" as such term is defined in Rule 16b-3 issued by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended, shall be referred to as "nonqualified directors." Nonqualified directors may serve on the Committee. However, nonqualified directors shall be deemed (notwithstanding any statement to the contrary which may be contained in minutes of a meeting of the Committee) to have abstained from any action requiring under Section 162(m) the approval of a committee consisting solely of outside directors or from any action requiring under Rule 16b-3 the approval of a committee consisting solely of non-employee directors and the assent of any such nonqualified director shall be ignored for purposes of determining whether or not any such actions were approved by the Committee. If the Committee proposes to take an action by unanimous consent in lieu of a meeting and such action would require under Section 162(m) the approval of a committee consisting solely of outside directors or such action would require under Rule 16b-3 the approval of a committee consisting solely of non-employee directors, the disqualified director shall, for purposes of such consent, be deemed to not be a member of the Committee.

    If no Committee is appointed, the Board of Directors will have all the duties and responsibilities of the Committee as set forth in this Plan. In addition, the Board of Directors may abolish a Committee and assume the duties and responsibilities of the Committee at any time if it elects to do so in a resolution adopted by the Board of Directors.

ARTICLE VI
INCENTIVE STOCK OPTION TERMS AND CONDITIONS

    Incentive Stock Options may be granted under this Plan in accordance with the following terms and conditions.

    6.1 Requirement for a Written Incentive Stock Option Agreement. Each Incentive Stock Option will be evidenced by a written option agreement ("Incentive Stock Option Agreement"). The Committee will determine from time to time the form of Incentive Stock Option Agreement to be used. The terms of the Incentive Stock Option Agreement must be consistent with this Plan and any inconsistencies will be resolved in accordance with the terms and conditions specified in this Plan. Except as otherwise required by this Section 6, the terms and conditions of each Incentive Stock Option do not need to be identical.

    6.2 Who May be Granted an Incentive Stock Option. An Incentive Stock Option may be granted to any Employee who, in the judgment of the Committee, has performed or will perform services of importance to the Company in the management, operation and development of the business of the Company or of one or more of its subsidiaries. The Committee, in its sole discretion, shall determine when and to which Employees Incentive Stock Options are granted under this Plan.

    6.3 Number of Shares Covered by an Incentive Stock Option. The Committee, in its sole discretion, shall determine the number of shares of Common Stock covered by each Incentive Stock Option granted under this Plan, and such number shall be specified in the written agreement evidencing such Incentive Stock Option.

    6.4 Vesting Schedule Under an Incentive Stock Option. The Committee, in its sole discretion, shall determine whether an Incentive Stock Option is immediately exercisable as to all of the shares of Common Stock covered by such option or whether it is only exercisable in accordance with a vesting schedule as determined by the Committee, in its sole discretion. The vesting terms and conditions, if any, of each Incentive Stock Option as determined by the Committee shall be specified in the Incentive Stock Option Agreement evidencing such option. Notwithstanding the foregoing, to the extent that an Incentive Stock Option (together with other incentive stock options within the meaning of Section 422 of the Internal Revenue Code held by such Optionee with an equal or lower exercise price per share) purports to become exercisable for the first time during any calendar year as to shares of Common Stock with a Fair Market Value (determined at the time of grant) in excess of $100,000, such excess shares shall be considered to be covered by a nonqualified stock option and not an incentive stock option within the meaning of Section 422 of the Internal Revenue Code. Notwithstanding Section 10.2 of this Plan or the terms set forth in the Incentive Stock Option Agreement. Any Incentive Stock Option granted under this Plan that was not either approved by (i) a committee of non-employee directors within the requirements of Rule 16b-3 or (ii) the full board of directors of the Company, shall not be exercisable until at least six months after the date of such grant.

    6.5 Exercise Price of an Incentive Stock Option. The Exercise Price under each Incentive Stock Option will be at least 100% of the Fair Market Value of a share of Common Stock as of the date on which the Incentive Stock Option was granted, or in the case of a Significant Shareholder will be at least 110% of the Fair Market Value of a share of Common Stock as of the date on which the Incentive Stock Option was granted.

    6.6 Duration of an Incentive Stock Option--Generally. The Committee, in its sole discretion, will determine the term of each Incentive Stock Option provided that such term will not exceed 10 years from the date on which such option was granted, or in the case of a Significant Shareholder, will not exceed 5 years from the date on which such option was granted. The term of each Incentive Stock Option shall be set forth in the written option agreement evidencing such option. The Optionee shall have no further right to exercise an Incentive Stock Option following the expiration of such term.

    6.7 The Effect of Termination of the Optionee's Employment on the Term of an Incentive Stock Option. If an Optionee, while possessing an Incentive Stock Option that has not expired or been fully exercised, ceases to be an Employee of the Company for any reason other than as a result of the death or disability of the Optionee (as provided for in Section 6.8 and 6.9, respectively), the Incentive Stock Option may be exercised, to the extent not previously exercised and subject to any vesting provisions contained in the written option agreement, at any time within three months following the date the Optionee ceased to be an Employee of the Company except that this provision will not extend the time within which an Incentive Stock Option may be exercised beyond the expiration of the term of such option. The Committee may provide that if the Optionee's employment is terminated by the Company for cause, as determined by the Company's President or Board of Directors in their reasonable discretion, the Incentive Stock Option will terminate immediately upon the Company's notice to the Optionee of such termination.

    6.8 The Effect of the Death of an Optionee on the Term of an Incentive Stock Option. If an Optionee, while possessing an Incentive Stock Option that has not expired or been fully exercised, ceases to be an Employee of the Company as a result of the death of the Optionee, the Incentive Stock Option may be exercised, to the extent not previously exercised and subject to any vesting provisions contained in the written option agreement, at any time within 12 months following the date of the Optionee's death except that this provision will not extend the time within which an Incentive Stock Option may be exercised beyond the expiration of the term of such option.

    6.9 The Effect of the Disability of an Optionee on the Term of an Incentive Stock Option. If an Optionee, while possessing an Incentive Stock Option that has not expired or been fully exercised, ceases to be an Employee of the Company as a result of the Optionee becoming Disabled, the Incentive Stock Option may be exercised, to the extent not previously exercised and subject to any vesting provisions contained in the written option agreement, at any time within 12 months following the date of the Optionee becoming Disabled except that this provision will not extend the time within which an Incentive Stock Option may be exercised beyond the expiration of the term of such option.

    6.10 Transferability. No Incentive Stock Option may be transferred by the Optionee other than by will or the laws of descent and distribution upon the death of the Optionee.

    6.11 Tax Treatment and Savings Clause. Nothing contained in this Plan, any written option agreement representing an Incentive Stock Option, any document provided by the Company to an Optionee or any statement made by or on behalf of the Company shall constitute a representation or warranty of the tax treatment of any option or that such option shall qualify as an incentive stock option under Section 422 of the Internal Revenue Code. Any option designated as an Incentive Stock Option but which, either in whole or in part, fails for any reason to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code or that fails to satisfy requirements under this Plan which apply only to Incentive Stock Options shall be treated as an incentive stock option to the fullest extent permitted under Section 422 of the Internal Revenue Code and this Plan and, notwithstanding such designation, otherwise shall be treated as a Nonqualified Stock Option under this Plan.

ARTICLE VII
NONQUALIFIED STOCK OPTION TERMS AND CONDITIONS

    Nonqualified Stock Options may be granted under this Plan in accordance with the following terms and conditions.

    7.1 Requirement for a Written Nonqualified Stock Option Agreement. Each Nonqualified Stock Option will be evidenced by a written option agreement ("Nonqualified Stock Option Agreement"). The Committee will determine from time-to-time the form of Nonqualified Stock Option Agreement to be used under this Plan. The terms of the Nonqualified Stock Option Agreement must be consistent with this Plan and any inconsistencies will be resolved in accordance with the terms and conditions specified in this Plan. Except as otherwise required by this Section 7, the terms and conditions of each Nonqualified Stock Option do not need to be identical.

    7.2 Who May be Granted a Nonqualified Stock Option. A Nonqualified Stock Option may be granted to any Employee, any director of the Company and any other individual who, in the judgment of the Committee, has performed or will perform services of importance to the Company in the management, operation and development of the business of the Company or of one or more of its subsidiaries. The Committee, in its sole discretion, shall determine when and to whom Nonqualified Stock Options are granted under this Plan.

    7.3 Number of Shares Covered by a Nonqualified Stock Option. The Committee, in its sole discretion, shall determine the number of shares of Common Stock covered by each Nonqualified Stock Option granted under this Plan. The number of shares covered by each Nonqualified Stock Option shall be specified in the Nonqualified Stock Option Agreement evidencing such option.

    7.4 Vesting Schedule Under a Nonqualified Stock Option. The Committee, in its sole discretion, shall determine whether a Nonqualified Stock Option is immediately exercisable as to all of the shares of Common Stock covered by such option or whether it is only exercisable in accordance with a vesting schedule as determined by the Committee, in its sole discretion. The vesting terms and conditions, if any, of each Nonqualified Stock Option as determined by the Committee shall be specified in the Nonqualified Stock Option Agreement evidencing such option. Notwithstanding Section 10.2 of this Plan or the terms set forth in the written option agreement, any Nonqualified Stock Option granted under this Plan that was not either approved by (i) a committee of non-employee directors within the requirements of Rule 16b-3 or (ii) the full board of directors of the Company, shall not be exercisable until at least six months after the date of such grant.

    7.5 Exercise Price of a Nonqualified Stock Option. The Committee, in its sole discretion, shall establish the Exercise Price of each Nonqualified Stock Option, which Exercise Price may be less than 100% of the Fair Market Value of a share of Common Stock as of the date on which the Nonqualified Stock Option was granted.

    7.6 Duration of a Nonqualified Stock Option--Generally. The Committee will determine, in its sole discretion, the term of each Nonqualified Stock Option provided that such term will not exceed 10 years from the date on which such option was granted. The term of each Nonqualified Stock Option shall be set forth in the written option agreement evidencing such option. The Optionee shall have no further right to exercise a Nonqualified Stock Option following the expiration of such term.

    7.7 The Effect of Termination of the Optionee's Employment or Service as a Director on the Term of a Nonqualified Stock Option. If an Optionee, while possessing a Nonqualified Stock Option that has not expired or been fully exercised, ceases to be an Employee of the Company (or, in the case of an Optionee who is not an Employee but is a director of the Company, ceases to be a director of the Company) for any reason other than as a result of the death or disability of the Optionee (as provided for in Section 7.8 and 7.9, respectively), the Nonqualified Stock Option may be exercised, to the extent not previously exercised and subject to any vesting provisions contained in the written option agreement, at any time within three months following the date the Optionee ceased to be an Employee (or a director as the case may be) of the Company except that this provision will not extend the time within which an Nonqualified Stock Option may be exercised beyond the expiration of the term of such option. The Committee may provide that if the Optionee's employment is terminated by the Company for cause, as determined by the Company's President or Board of Directors in their reasonable discretion, the Nonqualified Stock Option will terminate immediately upon the Company's notice to the Optionee of such termination.

    7.8 The Effect of the Death of an Optionee on the Term of a Nonqualified Stock Option. If an Optionee, while possessing a Nonqualified Stock Option that has not expired or been fully exercised, ceases to be an Employee, ceases to serve as a director of the Company or ceases to provide services to the Company as a result of the Optionee's death, the Nonqualified Stock Option may be exercised, to the extent not previously exercised and subject to any vesting provisions contained in the written option agreement, at any time within 12 months following the date of the Optionee's death except that this provision will not extend the time within which a Nonqualified Stock Option may be exercised beyond the expiration of the term of such option.

    7.9 The Effect of the Disability of an Optionee on the Term of a Nonqualified Stock Option. If an Optionee, while possessing a Nonqualified Stock Option that has not expired or been fully exercised, ceases to be an Employee, ceases to serve as a director of the Company or ceases to provide services to the Company as a result of the Optionee becoming Disabled, the Nonqualified Stock Option may be exercised, to the extent not previously exercised and subject to any vesting provisions contained in the written option agreement, at any time within 12 months following the date of the Optionee becoming Disabled except that this provision will not extend the time within which a Nonqualified Stock Option may be exercised beyond the expiration of the term of such option

    7.10 Transferability. The Committee may, in the Nonqualified Stock Option Agreement evidencing any Nonqualified Stock Option, provide that such Nonqualified Stock Option be transferred by gift to the Optionee's spouse, children or a trust for the exclusive benefit of any combination of the Optionee, the Optionee's spouse and the Optionee's children provided that any transfer of a Nonqualified Option shall be conditioned upon the Optionee and the transferee of such Nonqualified Stock Option executing and delivering to the Company a form of Transfer/Assumption of Nonqualified Stock Option Agreement as the Company may request. Notwithstanding any transfer of a Nonqualified Stock Option, the Optionee shall remain liable to the Company for any income tax withholding amounts which the Company is required to withhold at the time that the transferred Nonqualified Stock Option is exercised. If the Nonqualified Stock Option Agreement does not expressly provide that such Nonqualified Stock Option is transferable, such Nonqualified Stock Option may not be transferred by the Optionee, other than by will or the laws of descent and distribution upon the death of the Optionee, without the prior written consent of the Committee, which consent may be withheld in the Committee's sole discretion.

ARTICLE VIII
EXERCISE OF OPTIONS TO PURCHASE SHARES

    8.1 Notice of Exercise. An Incentive Stock Option or Nonqualified Stock Option may only be exercised by delivery to the Company of written notice signed by the Optionee or a permitted transferee under Section 7.10 (in the case of exercise after death of the Optionee, by the executor, administrator, heir or legatee of the Optionee, as the case may be) directed to the President of the Company (or such other person as the Company may designate) at the principal business office of the Company. The notice will specify (i) the number of shares of Common Stock being purchased, (ii) the method of payment of the Exercise Price, (iii) the method of payment of the Tax Withholding if the option is a Nonqualified Stock Option, and (iv), unless a registration under the Securities Act is in effect with respect to the Plan at the time of such exercise, the notice of exercise shall contain such representations as the Company determines to be necessary or appropriate in order for the sale of shares of Common Stock being purchased pursuant to such exercise to qualify for exemptions from registration under the Securities Act or other applicable state securities laws.

    8.2 Payment of Exercise Price. No shares of Common Stock will be issued upon the exercise of any Incentive Stock Option or Nonqualified Stock Option unless and until payment or adequate provision for payment of the Exercise Price of such shares has been made in accordance with this subsection. The Committee, in its sole discretion, may provide in the written option agreement for the payment of the Exercise Price in cash, by delivery of a full-recourse promissory note, by the surrender of shares of Common Stock or other securities issued by the Company (provided that such other securities have been held by the Optionee for at least six months prior to the date on which the Option is being exercised) in accordance with Section 8.4, or by any combination of the foregoing. The Committee may, in its sole discretion, permit an Optionee to elect to pay the Exercise Price by authorizing a duly registered and licensed broker-dealer to sell the shares of Common Stock to be issued upon such exercise (or, at least, a sufficient portion thereof) and instructing such broker-dealer to immediately remit to the Company a sufficient portion of the proceeds from such sale to pay the entire Exercise Price.

    8.3 Payment of Tax Withholding Amounts. Unless the Committee, in its sole discretion, determines otherwise, upon the exercise of a Nonqualified Stock Option (including Nonqualified Stock Options transferred by the Optionee) or Incentive Stock Option, either with the delivery of the notice of exercise or upon notification of the amount due, each Optionee must pay to the Company or make adequate provision for the payment of all amounts determined by the Company to be required to satisfy applicable federal, state and local tax withholding requirements ("Tax Withholding"). The Nonqualified Option Agreement or Incentive Stock Option Agreement may provide for, or the Committee may allow in its sole discretion, the payment by the Optionee of the Tax Withholding (i) in cash, (ii) by the Company withholding such amount from other amounts payable by the Company to the Optionee, including salary, (iii) by surrender of shares of Common Stock or other securities of the Company in accordance with Section 8.4, (iv) by the application of shares that could be received upon exercise of the Nonqualified Stock Option or Incentive Stock Option in accordance with Section 8.4, or (v) any combination of the foregoing.

    By receiving and upon exercising a Nonqualified Stock Option or Incentive Stock Option, the Optionee shall be deemed to have consented to the Company withholding the amount of any Tax Withholding from any amounts payable by the Company to the Optionee. The Committee may, in its sole discretion, permit an Optionee to elect to pay the Tax Withholding by authorizing a duly registered and licensed broker-dealer to sell the shares to be issued upon such exercise (or, at least, a sufficient portion thereof) and instructing such broker-dealer to immediately remit to the Company a sufficient portion of the proceeds from such sale to pay the Tax Withholding. No shares will be issued upon an exercise of a Nonqualified Stock Option unless and until payment or adequate provision for payment of the Tax Withholding has been made. If either as a result of the exercise of an Incentive Stock Option or Non-Qualified Stock Option or the subsequent disqualifying disposition of shares acquired through such exercise the Company determines that additional withholding is or becomes required beyond any amount paid or provided for by the Optionee, the Optionee will pay such additional amount to the Company immediately upon demand by the Company. If the Optionee fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the Optionee, including salary.

    8.4 Payment of Exercise Price or Withholding with Other Securities. To the extent permitted in Section 8.2 and Section 8.3 above, the Exercise Price and Tax Withholding may be paid by the surrender of shares of Common Stock or other securities of the Company. The notice of exercise shall indicate that payment is being made by the surrender of shares of Common Stock or other securities of the Company. Payment shall be made by either (i) delivering to the Company the certificates or instruments representing such shares of Common Stock or other securities, duly endorsed for transfer, or (ii) delivering to the Company an attestation in such form as the Company may deem to be appropriate with respect to the Optionee's ownership of the shares of Common Stock or other securities of the Company. Shares of Common Stock shall, for purposes of this Section 8 be valued at their Fair Market Value as of the last business day preceding the day the Company receives the Optionee's notice of exercise. Other securities of the Company shall, for purposes of this Section 8, be valued at the publicly reported price, if any, for the last sale on the last business day preceding the day the Company receives the Optionee's notice of exercise, or, if there are no publicly reported prices of such other securities of the Company, at the fair market value of such other securities as determined in good faith by the Board of Directors. To the extent permitted in Section 8.3 above, Tax Withholding may, if the Optionee so notifies the Company at the time of the notice of exercise, be paid by the application of shares which could be received upon exercise of any other stock option issued by the Company. This application of shares shall be accomplished by crediting toward the Optionee's Tax Withholding obligation the difference between the Fair Market Value of a share of Common Stock and the Exercise Price of the stock option specified in the Optionee's notice. Any such application shall be considered an exercise of the other stock option to the extent that shares are so applied.

    8.5 Compliance with Securities Laws. No shares of Common Stock will be issued with respect to the exercise of any Incentive Stock Option or Nonqualified Stock Option unless the exercise and the issuance of the shares of Common Stock will comply with all relevant provisions of law, including, without limitation, the Securities Act, any registration under the Securities Act in effect with respect to the Plan, all applicable state securities laws, the Securities Exchange Act of 1934, as amended, the Internal Revenue Code, the respective rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance. The Company will not be liable to any Optionee or any other person for failure to issue shares of Common Stock upon the exercise of an option where such failure is due to the inability of the Company to obtain all permits, exemptions or approvals from regulatory authorities which are deemed by the Company's counsel to be necessary. The Board may require any action or agreement by an Optionee as may from time to time be necessary to comply with the federal and state securities laws. The Company will not be obliged to prepare, file or maintain a registration under the Securities Act with respect to the Plan or to take any actions with respect to any state securities laws.

    8.6 Issuance of Shares. Notwithstanding the good faith compliance by the Optionee with all of the terms and conditions of an Incentive Option Agreement or Nonqualified Option Agreement and with this Article VIII, the Optionee will not become a shareholder and will have no rights as a shareholder with respect to the shares covered by such option until the issuance of shares pursuant to the exercise of such option is recorded on the stock transfer record of the Company. Notwithstanding the foregoing, the Company shall not unreasonably delay the issuance of a stock certificate and shall exercise commercially reasonable efforts to cause such stock certificate to be issued to the Optionee as soon as is practicable after the compliance by the Optionee with all of the terms and conditions of the Incentive Option Agreement or Nonqualified Option Agreement, as the case may be, and with this Article VIII.

    8.7 Notice of any Disqualifying Disposition and Provision for Tax Withholding. Any Optionee that exercises an Incentive Stock Option and then makes a "disqualifying disposition" (as such term is defined under Section 422 of the Internal Revenue Code) of the shares so purchased, shall immediately notify the Company in writing of such disqualifying disposition and shall pay or make adequate provision for all Tax Withholding as if such Incentive Stock Option was a Nonqualified Stock Option in accordance with Section 8.3.

ARTICLE IX
RESTRICTED STOCK GRANTS

    Restricted Stock Grants may be made under this Plan in accordance with the following terms and conditions.

    9.1 Requirement for a Written Restricted Stock Agreement. Each Restricted Stock Grant will be evidenced by a written agreement ("Restricted Stock Agreement"). From time to time, the Committee will determine the form of Restricted Stock Agreement to be used under this Plan. Except as provided in Sections 9.7, the terms of each Restricted Stock Agreement must be consistent with this Plan and any inconsistencies will be resolved in accordance with the terms and conditions specified in this Plan. Except as otherwise required by this Article 9, the terms and conditions of each Restricted Stock Grant do not need to be identical.

    9.2 Who May Receive a Restricted Stock Grant. A Restricted Stock Grant may be made under this Plan to any Employee, any director of the Company or any other individual who provides services to the Company where, in the judgment of the Committee, the services performed or to be performed by such Grantee are important to the management, operation and development of the business or businesses of the Company or one or more of its Subsidiaries. The Committee, in its sole discretion, shall determine when and to whom Restricted Stock Grants are made under this Plan.

    9.3 Number of Shares Covered by a Restricted Stock Grant. The Committee, in its sole discretion, will determine the number of shares of Common Stock covered by each Restricted Stock Grant made under this Plan. The Restricted Stock Agreement shall specify the number of shares of Common Stock covered by such Restricted Stock Grant.

    9.4 What the Grantee Must Deliver to Receive a Restricted Stock Grant. The Committee, in its sole discretion, will determine whether the Grantee, in order to receive the Restricted Stock Grant, must make a payment, either in cash, by delivery of a promissory note or by delivery of other securities of the Company (including options to purchase securities of the Company) to the Company of all or some portion of the Fair Market Value of the shares of Common Stock covered by the Restricted Stock Grant. If the sum of any cash payment, any promissory note and any other securities received by the Company from the Grantee in connection with a Restricted Stock Grant is less than the Fair Market Value of the Common Stock determined as of the date of such grant, the shares of Common Stock covered by the Restricted Stock Grant shall be deemed to have been issued by the Company for services rendered by the Grantee.

    9.5 Vesting Schedule Under a Restricted Stock Grant. The Committee, in its sole discretion, will determine the terms and conditions upon which shares covered by any Restricted Stock Grant shall vest. The Restricted Stock Agreement will specify the vesting schedule. The Grantee may not transfer unvested shares covered by a Restricted Stock Grant without the prior written consent of the Committee, which consent may be withheld in its sole discretion.

    9.6 Right to Repurchase Unvested Shares upon Certain Conditions. The Restricted Stock Agreement will specify the events upon which the Company shall have the right to repurchase from the Grantee any or all of the Grantee's unvested shares and the period during which the Company must exercise this right following the occurrence of such event. The Restricted Stock Agreement also will specify the "Repurchase Price Per Share" that the Company shall pay to the Grantee upon exercise of its right to repurchase unvested shares and the terms of such payment. If not otherwise specified in the Restricted Stock Agreement, the Company's right to repurchase must be exercised within forty-five (45) days after the Company receives from the Grantee written notice of the occurrence of an event triggering the repurchase right and the repurchase price will be $0.001 per share and payable to the Grantee in cash within ten (10) days after the date the Company exercises it right of repurchase. Any right of the Company to repurchase unvested shares may be assigned by the Company, in its sole discretion, without notice to, or the prior consent of, the Grantee.

    9.7 Non-Conforming Terms of Substitute Restricted Stock Grants. Restricted Stock Grants made under this Article IX in substitution of outstanding stock options or unvested restricted stock grants of an Acquired Company may deviate from the terms otherwise required by this Article IX to the extent that the Committee, in its sole discretion upon the advice of its advisors, determines that such non-conforming terms are required under applicable tax law, accounting principles or contractual requirements or are otherwise appropriate.

ARTICLE X
CHANGES IN CAPITAL STRUCTURE

    10.1 Adjustments of Number of Shares and Exercise Price. Except as provided in Section 10.2, if the outstanding shares of Common Stock are hereafter increased, decreased, changed into or exchanged for a different number or kind of shares of Common Stock or for other securities of the Company or of another corporation, by reason of any reorganization, merger, consolidation, reclassification, stock split-up, combination of shares of Common Stock, or dividend payable in shares of Common Stock or other securities of the Company, the Committee will make such adjustment as it deems appropriate in the number and kind of shares of Common Stock or other securities covered by subsequent Awards. In addition, the Committee will at such time make such adjustment in the number and kind of shares of Common Stock or other securities covered by outstanding Incentive Stock Options and outstanding Nonqualified Stock Options, as well as make an adjustment in the Exercise Price of each option as the Committee deems appropriate. Any determination by the Committee as to what adjustments may be made, and the extent thereof, will be final, binding on all parties and conclusive.

    10.2 Acceleration of Vesting. In the event of any dissolution or liquidation of the Company, or any plan of exchange, merger or consolidation with one or more corporations in which the Company is not the surviving entity, or in which the security holders of the Company prior to such transaction do not receive in the transaction securities with voting rights with respect to the election of directors equal to 50% or more of the votes of all classes of securities of the surviving corporation which will be outstanding immediately after such transaction, each outstanding Incentive Stock Option and each outstanding Nonqualified Stock Option immediately shall become exercisable in its entirety, notwithstanding any vesting schedule included in the written agreement evidencing such option, fifteen (15) days prior to such event, and upon such event, such options will expire unless, as an expressed term of such transaction, adequate provision is made for the continuation of the rights of holders of such outstanding option after consummation of such transaction. Any exercise of an option, the vesting of which is accelerated pursuant to Section 10.2, will be subject to the event actually occurring.

ARTICLE XI
UNDERWRITERS LOCK-UP

    Each written agreement evidencing an Award will specify that the Optionee or Grantee, by accepting the Award agrees that whenever the Company undertakes a firmly underwritten public offering of its securities, the Optionee or Grantee will, if requested to do so by the managing underwriter in such offering, enter into an agreement not to sell or dispose of any securities of the Company owned or controlled by the Optionee or Grantee provided that such restriction will not extend beyond 12 months from the effective date of the registration statement filed in connection with such offering.

ARTICLE XII
EMPLOYMENT RIGHTS

    Nothing in this Plan nor in any written agreement evidencing an Award will confer upon any Optionee or Grantee any right to continued employment with the Company or to limit or affect in any way the right of the Company, in its sole discretion, to (a) terminate the employment of such Optionee or Grantee at any time, with or without cause, (b) change the duties of such Optionee or Grantee, or (c) increase or decrease the compensation of the Optionee or Grantee at any time. Unless the written agreement evidencing an Award expressly provides otherwise, vesting under such agreement shall be conditioned upon:

    for Employees of the Company, the continued employment of the Optionee or Grantee;
    for independent contractors, the Optionee or Grantee continuing to provide services to the Company on substantially the same terms and conditions as such services were provided at the time of the Award; or
    for directors who are not Employees, the Optionee or Grantee continuing to serve as a director of the Company;

and nothing in this Plan shall be construed as creating a contractual or implied right or covenant by the Company to continue such employment, service as an independent contractor or service as a director.

ARTICLE XIII
AMENDMENT OF PLAN

    The Board of Directors may, at any time and from time to time, modify or amend this Plan as it deems advisable except that any amendment increasing the number of shares of Common Stock reserved under this Plan, or expanding the persons eligible to receive Awards, shall only become effective if and when such amendment is approved by the shareholders of the Company. Except as provided in Section 10 hereof, no amendment shall be made to the terms or conditions of an outstanding Incentive Stock Option, Nonqualified Stock Option or Restricted Stock Grant without the written consent of the Optionee or Grantee.

DATED as of and approved by the Board of Directors of the Company effective as of April 9, 2001.

Approved by the shareholders of the Company on May 17, 2001.

Amended and Restated by the Board of Directors of the Company effective as of March 4, 2003.

The Plan, as Amended and Restated by the Board of Directors, was approved by the shareholders of the Company on May ____, 2003.

EXHIBIT 99.2

LITHIA MOTORS INC.
EXECUTIVE BONUS PLAN

    1. Purposes. The purposes of the Executive Bonus Plan (the "Plan") are to enable the the Company and its Subsidiaries to attract, retain, motivate and reward the best qualified executive officers and key employees by providing them with the opportunity to earn competitive compensation directly linked to the Company's performance.

    2. Definitions. Unless the context requires otherwise; the following words as used in the Plan have the meanings ascribed to each below.

(a) "Board" means the Board of Directors of the Company.

(b) "Committee" means the Compensation Committee of the Board (or such other committee of the Board that the Board shall designate from time to time) consisting of two or more directors each of whom is an "outside director" within the meaning of Section 162(m).

(c) "Company" means Lithia Motors, Inc.

(d) "Covered Employee" has the meaning set forth in Section 162(m).

(e) "Participant" means (i) each executive officer of the Company and (ii) each other employee of the Company or a Subsidiary whom the Committee designates as a participant under the Plan.

(f) "Performance Period" means each calendar year or multi-year cycle as determined by the Committee.

(g) "Plan" means the Lithia Motors, Inc. Executive Bonus Plan, as set forth herein and as may hereafter be amended from time to time.

(h) "Section 162(m)" means Section 162(m) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(i) "Subsidiary" means any corporation in which the Company owns, directly or indirectly, stock representing more than 50% of the voting power of all classes of stock entitled to vote.

    3. Administration. The Committee shall administer and interpret the Plan, provided that, in no event shall the Plan be interpreted in a manner which would cause any award intended to be qualified as performance based compensation under Section 162(m) to fail to so qualify. The Committee shall establish the performance objectives for any calendar year in accordance with Section 4 and certify whether such performance objectives have been obtained. Any determination made by the Committee under the Plan shall be final and conclusive. The Committee may employ such legal counsel, consultants and agents (including counsel or agents who are employees of the Company or a Subsidiary) as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant or agent and any computation received from such consultant or agent. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Company. No member or former member of the Board or the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan other than as a result of such individual's willful misconduct.

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    4. Bonuses.

        (a) Performance Criteria. Within 90 days after each Performance Period begins (or such other date as may be required or permitted under Section 162(m)), the Committee shall establish the performance objective or objectives that must be satisfied in order for a Participant to receive a bonus and other long term incentive awards for such Performance Period. Unless the Committee determines at the time of grant not to qualify the award as performance-based compensation under Section 162(m), any such performance objectives will be based upon the relative or comparative achievement of one or more of the following criteria, as determined by the Committee for the Performance Period:

(i) fully diluted earnings per share;

(ii) return on average equity;

(iii) operating margin;

(iv) same store sales and profit growth;

(v) achieving manufacturer minimum sales requirements at or above an average for same store locations; and

(vi) achieving manufacturer customer satisfaction and service satisfaction index scores at or above an average for same store locations.

        (b) Maximum Amount Payable. If the Committee certifies in writing that any of the performance objectives established for the relevant Performance Period under Section 4(a) has been satisfied, each Participant who is employed by the Company or one of its Subsidiaries on the last day of the Performance Period for which the bonus is payable shall be entitled to receive (i) an annual bonus in an amount not to exceed 150% of salary. If a Participant's employment terminates for any reason (including, without limitation, his death, disability or retirement under the terms of any retirement plan maintained by the Company or a Subsidiary) prior to the last day of the Performance Period for which the bonus is payable, the maximum bonus payable to such Participant under the preceding sentence shall be multiplied by a fraction, the numerator of which is the number of days that have elapsed during the Performance Period in which the termination occurs prior to and including the date of the Participant's termination of employment and the denominator of which is the total number of days in the Performance Period.

        (c) Negative Discretion. Notwithstanding anything else contained in Section 4(b) to the contrary, the Committee shall have the right, in its absolute discretion, to:

(i) reduce or eliminate the amount otherwise payable to any Participant under Section 4(b) based on the Participant's or the Company's performance, the termination of Participant's employment prior to the last day of the Performance Period or any other factors that the Committee, in its discretion, shall deem appropriate, and

(ii) establish rules or procedures that have the effect of limiting the amount payable to each Participant to an amount that is less than the maximum amount otherwise authorized under Section 4(b).

        (d) Affirmative Discretion. Notwithstanding any other provision in the Plan to the contrary,

(i) the Committee shall have the right, in its discretion, to pay a bonus to any Participant who is not a Covered Employee for the year in which the amount paid would ordinarily be deductible by the Company for federal income tax purposes in an amount up to the maximum bonus payable under Section 4(b), based on individual performance or any other criteria that the Committee deems appropriate, and

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(ii) in connection with the hiring of any person who is or becomes a Covered Employee, the Committee may provide for a minimum bonus amount in any Performance Period, regardless of whether performance objectives are attained.

    5. Payment. Except as otherwise provided hereunder, payment of any bonus amount determined under Section 4 shall be made to each Participant as soon as practicable after the Committee certifies that one or more of the applicable performance objectives have been attained (or, in the case of any bonus payable under the provisions of Section 4(d), after the Committee determines the amount of any such bonus).

    6. Form of Payment. Bonuses payable under the Plan are payable at the discretion of the Committee in cash, or a combination of cash and Company common stock or stock option awards.

    7. General Provisions.

        (a) Effectiveness of the Plan. The Plan shall be effective with respect to calendar years beginning on or after January 1, 2003 and ending on or before December 31, 2012, unless the term hereof is extended by action of the Board.

        (b) Amendment and Termination. The Board or the Committee may at any time amend, suspend, discontinue or terminate the Plan; provided; however, that no such action shall be effective without approval by the shareholders of the Company to the extent necessary to continue to qualify the amounts payable hereunder to Covered Employees as performance-based compensation under Section 162(m).

        (c) Designation of Beneficiary. Each Participant may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any payments which may be made following the Participant's death. Such designation may be changed or canceled at any time without the consent of any such beneficiary. Any such designation, change or cancellation must be made in a form approved by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named, or the designated beneficiary or beneficiaries shall have predeceased the Participant, the beneficiary shall be the Participant's spouse or, if no spouse survives the Participant, the Participant's estate. If a Participant designates more than one beneficiary, the rights of such beneficiaries shall be payable in equal shares, unless the Participant has designated otherwise.

        (d) No Right of Continued Employment. Nothing in this Plan shall be construed as conferring upon any Participant any right to continue in the employment of the Company or any of its Subsidiaries.

        (e) No Limitation on Corporate Actions. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by it to be appropriate or in its best interest, whether or not such action would have an adverse effect on any awards made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

        (f) Non-alienation of Benefits. Except as expressly provided herein, no Participant or beneficiary shall have the power or right to transfer, anticipate, or otherwise encumber the Participant's interest under the Plan. The Company's obligations under this Plan are not assignable or transferable except to (i) a corporation which acquires all or substantially all of the Company's assets or (ii) any corporation into which the Company may be merged or consolidated. The provisions of the Plan shall inure to the benefit of each Participant and the Participant's beneficiaries, heirs, executors, administrators or successors in interest.

        (g) Withholding. Any amount payable to a Participant or a beneficiary under this Plan shall be subject to any applicable Federal, state and local income and employment taxes and any other amounts that the Company or a Subsidiary is required at law to deduct and withhold from such payment.

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        (h) Severability. If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

        (i) Governing Law. The Plan shall be construed in accordance with and governed by the laws of the State of Oregon, without reference to the principles of conflict of laws.

        (j) Headings. Headings are inserted in this Plan for convenience of reference only and are to be ignored in a construction of the provisions of the Plan.

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